EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Lo Kwok Leung, certify that:

1.

The Amendment to the Annual Report on Form 10-K of Green Vision Biotechnology Corp. (the “Company”) for the year ended December 31, 2021 (the “Amendment”), as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2022	/s/ Lo Kwok Leung
Lo Kwok Leung
Chief Financial Officer of Green Vision Biotechnology Corp.

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Green Vision Biotechnology Corp. and will be retained by Green Vision Biotechnology Corp. and furnished to the Securities and Exchange Commission or its staff upon request.